UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

Home School Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Florida	0-53133	26-1983716
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2700 South River Road, Suite 106

Des Plaines, Illinois 60018

(Address of Principal Executive Offices including Zip Code)

(847) 391-5079

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

On December 15, 2009, our management in conjunction with our independent auditors, determined that the previously issued financial statements contained in our Quarterly Report on Form 10-Q for the quarters ended September 30, 2009 and June 30, 2009 and the audited financial statements for the year ended December 31, 2008 as presented in the form 8-K filed May 11, 2009 should not be relied upon because of errors which have been identified within the financial statements.

While preparing our responses to certain comments raised by the Securities and Exchange Commission pertaining to our pending Registration Statement on Form S-1, we identified errors in the preparation of our financial statements in the recording of revenue, costs of revenue, development expenses, amortization expense, interest expense, and general and administrative expenses.

Our management has discussed this matter with our independent auditors and the above described financial statements will be restated to correct the identified errors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 12, 2010

Home School Holdings, Inc.

By:	/s/ Tony Langford Tony Langford Chief Financial Officer